Short-term Loans Receivable	6 Months Ended
Jun. 30, 2023
Short-term Loans Receivable [Abstract]
Short-term Loans Receivable

Note 5 — Short-term Loans Receivable

During the year ended December 31, 2022, the Group issued notes receivable in an aggregate of approximately $8,564,000 to two unrelated parties and received total repayments of approximately $1,499,000 including interest of $51,000. The notes were due in six months and accrue interest at a rate of 12% per annum.  As of December 31, 2022, the aggregate outstanding balance of loan receivables above was approximately $7,126,000. During the year ended December 31, 2022, interest income earned on the notes were $500,759.

On April 6, 2023, the Group entered into an asset acquisition agreement with Hangzhou Lanlian Technology Co., Ltd. (“Lanlian”), to acquire various software systems for its trading service, which includes Real-time High Performance Risk Management System, Intelligent Dynamic Order Distribution System, and Margin-based Securities Trading System. The acquisition was closed in November 2023 upon which Lanlian conveyed and delivered to the Group the software systems. The aggregate purchase price for the software systems was $7,850,000. On April 13, 2023, the Group entered into Deeds of Assignments with the unrelated borrowers discussed above and Lanlian. As a result, the Group assigned the outstanding loans receivable and accrued interest in an aggregate of approximate $7,766,000 to Lanlian as part of the payment for the purchase price. No gains or losses are recognized. The remaining purchase price will be settled in March 2024. As of June 30, 2023, loan receivable was zero and the payment of $7,766,000 was included in other assets as the assets purchase was closed in November 2023.